UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2015 (May 20, 2015)

Omnicare, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

1-8269	31-1001351
(Commission File Number)	(I.R.S. Employer Identification No.)

900 Omnicare Center

201 East Fourth Street

Cincinnati, OH 45202

(Address of Principal Executive Offices, Including Zip Code)

(513) 719-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 20, 2015, Omnicare, Inc., a Delaware corporation (“Omnicare” or the “Company”), CVS Pharmacy, Inc., a Rhode Island corporation and subsidiary of CVS Health Corporation (“CVS Health” and, such subsidiary, “CVS Pharmacy”), and Tree Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of CVS Pharmacy (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of CVS Pharmacy.

The Merger Agreement provides that, on the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), and as a result thereof:

•	each share of the common stock, par value $1.00 per share, of the Company (“Common Share”) issued and outstanding immediately prior to the Effective Time (other than (i) Common Shares held by CVS Pharmacy, Merger Sub or the Company, (ii) Common Shares held by any subsidiary of either the Company or CVS Pharmacy (other than Merger Sub) and (iii) those Common Shares with respect to which the holder thereof has properly complied with Delaware law as to appraisal rights) will be automatically canceled and converted into the right to receive $98.00 in cash, without interest (the “Merger Consideration”);

•	each option to purchase Common Shares (each, an “Option”) outstanding immediately prior to the Effective Time, whether vested or unvested, will become fully vested and will be canceled and converted into the right to receive an amount in cash, without interest and less any applicable withholding taxes, determined by multiplying the excess, if any, of the Merger Consideration over the applicable exercise price per share of such Option by the number of Common Shares subject to such Option;

•	each restricted stock right of the Company (each, a “Restricted Stock Right”) outstanding immediately prior to the Effective Time that was granted on or after June 1, 2014 or that by its terms provides for “double-trigger” vesting (“Rollover Restricted Stock Right”) will be converted into a number of restricted stock units or restricted shares, as applicable, denominated in shares of the common stock, par value $0.01 per share, of CVS Health (“Parent Topco Shares”) determined by multiplying the number of Common Shares subject to such Rollover Restricted Stock Right by a ratio based on the Merger Consideration and the average of the closing sale prices of Parent Topco Shares on the New York Stock Exchange over a specified time period prior to the closing of the Merger (such ratio, the “Equity Award Conversion Ratio”), with the terms of such restricted stock units or restricted shares, as applicable, continuing to be governed by the same terms and conditions as were applicable to the applicable Rollover Restricted Stock Right immediately prior to the Effective Time;

•	each performance restricted stock unit of the Company (each, a “Performance Restricted Stock Unit”) outstanding immediately prior to the Effective Time that was granted on or after June 1, 2014 or that by its terms provides for “double-trigger” vesting (“Rollover Performance Restricted Stock Unit”) will be converted into a number of shares of time-vested restricted stock denominated in Parent Topco Shares (“Parent Topco Restricted Stock”) determined by multiplying the number of Common Shares subject to such Rollover Performance Restricted Stock Unit (determined by assuming that performance for the full or cumulative performance period is the higher of the target and actual performance (as determined by the Company based on actual performance up until the closing of the Merger and without including any discretionary adjustments)) by the Equity Award Conversion Ratio, with the terms of such performance restricted stock units continuing to be governed by the same terms and conditions as were applicable to the applicable Rollover Performance Restricted Stock Unit immediately prior to the Effective Time and the performance level for such shares of Parent Topco Restricted Stock being fixed at level described above;

•	each other Restricted Stock Right and Performance Restricted Stock Unit outstanding immediately prior to the Effective Time will become fully vested and will be canceled, with the holder of each such Restricted Stock Right or Performance Restricted Stock Unit becoming entitled to receive an amount in cash, without interest and less any applicable withholding taxes, equal to the product of the Merger Consideration multiplied by the number of Common Shares subject to each such Restricted Stock Right or Performance Restricted Stock Unit (with such number of Common Shares subject to any such Performance Restricted Stock Unit being determined as described above).

The Merger Agreement contains representations and warranties of the Company, CVS Pharmacy and Merger Sub. The Company and CVS Pharmacy have agreed to various covenants, including covenants that, subject to certain exceptions: (i) the Company will conduct its business in the ordinary course consistent with past practice during the period between the date of the Merger Agreement and the Effective Time, (ii) the Company will not engage in certain activities during such period without the consent of CVS Pharmacy, (iii) the Company will cause a meeting of the Company’s stockholders to be held to consider adoption of the Merger Agreement and (iv) the Company will recommend adoption of the Merger Agreement by its stockholders and use commercially reasonable efforts to solicit such adoption. In addition, the Company may not, among other things, initiate, solicit or knowingly encourage the making of any proposals relating to certain alternative transactions and has agreed to certain limitations on its ability to respond to and accept such proposals.

The consummation of the Merger is subject to certain closing conditions, including, among other things, (i) adoption of the Merger Agreement by the Company’s stockholders in accordance with Delaware law, (ii) the expiration or termination of any waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and (iii) the absence of any statute, rule, regulation executive order, decree, ruling or injunction that is in effect and makes illegal, prohibits, restrains or enjoins the Merger. The consummation of the Merger is not subject to a financing condition.

The Merger Agreement contains certain termination rights for both the Company and CVS Pharmacy, including if the Merger is not completed on or before the date that is 12 months after the date of the Merger Agreement, subject to a three month extension under certain circumstances, or if the Company’s stockholders do not adopt the Merger Agreement. In addition, among other termination rights, CVS Pharmacy may terminate the Merger Agreement if the Board of Directors of the Company takes certain actions, or fails to take certain actions, that result in an adverse recommendation change, and the Company may terminate the Merger Agreement, subject to certain conditions, to accept a proposal regarding an alternative transaction the terms of which are more favorable from a financial point of view to the Company’s stockholders than the Merger. CVS Pharmacy also may terminate the Merger Agreement if the Company or any of its subsidiaries is barred or excluded from participation in any federal or state healthcare program. The Merger Agreement provides that, upon termination of the Merger Agreement under certain circumstances, the Company may be required to pay to CVS Pharmacy a termination fee of $350,000,000.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be a complete description of all the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Merger Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about the Company, CVS Pharmacy or their respective subsidiaries or affiliates. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by (A) matters specifically disclosed in any reports filed by the Company with the Securities and Exchange Commission (the “SEC”) on or after January 1, 2014 but prior to the date of the Merger Agreement and (B) matters described in a confidential disclosure letter delivered by the Company to CVS Pharmacy in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement, which might differ from what is viewed as material by investors and (iv) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the documents that the Company files or has filed with the SEC.

Cautionary Statement Regarding Forward-looking Statements

This communication contains certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed or incorporated by reference in this document (including statements as to “beliefs,” “expectations,” “anticipations,” “intentions” or similar words) and all statements which are not statements of historical fact. Such forward-looking statements, by their nature, involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission and include, but are not limited to the following: the possibility that the anticipated benefits from the proposed transaction with CVS Health will not be realized, or will not be realized within the expected time periods; the inability to obtain regulatory approvals of the proposed transaction (including the approval of antitrust authorities necessary to complete the transaction) on the terms and timing desired or anticipated; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the effect of the announcement of the proposed transaction with CVS Health on Omnicare’s relationships with its customers, vendors and lenders and on its operating results and businesses generally; the outcome of any legal proceedings related to the proposed transaction; the risks and uncertainties normally incidental to Omnicare’s business, including overall economic, financial, political and business conditions; trends in the long-term healthcare and pharmaceutical industries; our ability to attract and retain new and existing clients and service contracts; our ability to identify, finance and consummate acquisitions on favorable terms or at all; trends for the continued growth of our businesses; changes in drug pricing; delays in payment and reductions in reimbursement by the government and other payors to Omnicare and our customers; the overall financial condition of our customers and our ability to assess and react to such financial condition; the ability and willingness of our vendors and business partners to continue to provide products and services to Omnicare; the successful integration of acquired companies and realization of contemplated synergies; the ability to attract and retain skilled management; competition for qualified staff in the healthcare industry; variations in demand for our products and services; variations in costs or expenses; our ability to implement productivity, consolidation and cost reduction efforts and to realize anticipated benefits; the potential impact of legislation, government regulations, and other government action and/or executive orders, including those relating to Medicare Part D, its implementing regulations and any subregulatory guidance; reimbursement and drug pricing policies and changes in the interpretation and application of such policies, including changes in calculation of average wholesale price; discontinuation of reporting average wholesale price and/or implementation of new pricing benchmarks; legislative and regulatory changes impacting long-term care pharmacies or specialty pharmacies; government budgetary pressures and changes, including federal and state budget shortfalls; efforts by payors to control costs; changes to or termination of our contracts with pharmaceutical benefit managers, Medicare Part D Plan sponsors and/or commercial health insurers or changes in the proportion of our business covered by specific contracts; the outcome of pending and future legal or contractual disputes; potential liability for losses not covered by, or in excess of, insurance; the impact of executive separations; the impact of benefit plan terminations; the impact of differences in actuarial assumptions and estimates as compared to eventual outcomes; events or circumstances that could result in an impairment of assets, including but not limited to, goodwill and identifiable intangible assets; our ability to successfully complete planned divestitures; market conditions; the outcome of audit, compliance, administrative, regulatory, or investigatory reviews; volatility in the market for our stock and in the financial markets generally; timing of conversions of our convertible debt securities; access to adequate capital and financing on acceptable terms; changes in our credit ratings given by rating agencies; changes in tax laws and regulations; changes in accounting rules and standards; the impact of potential cybersecurity risks and/or incidents; costs to comply with our Corporate Integrity Agreement; and unexpected costs or business interruptions from information technology projects. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as otherwise required by law, we do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find It

In connection with the special meeting of Omnicare’s stockholders to be held with respect to the proposed transaction, Omnicare plans to file with the SEC preliminary and definitive proxy statements and other relevant materials. The definitive proxy statement (when available) will be mailed to Omnicare’s stockholders. INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement (when available) and other relevant documents filed by Omnicare with the SEC from the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at Omnicare’s website at www.omnicare.com by clicking on the “Investors” link, then clicking on the “Financial Information” link and then clicking on the “SEC Filings” link.

Participants in the Solicitation

Omnicare and its directors and executive officers may be deemed to be participants in the solicitation of proxies of Omnicare’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Omnicare’s directors and executive officers by reading Omnicare’s proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 17, 2015. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed by Omnicare with the SEC in connection with the proposed transaction when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 20, 2015, by and among Omnicare, Inc., CVS Pharmacy, Inc. and Tree Merger Sub, Inc.*

*	Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Omnicare, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNICARE, INC.

By:	/s/ Alexander M. Kayne
Name:	Alexander M. Kayne
Title:	Senior Vice President, General Counsel and Secretary

Dated: May 22, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of May 20, 2015, by and among Omnicare, Inc., CVS Pharmacy and Tree Merger Sub, Inc.*

*	Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.